Exhibit 10.6.2

CutCo Industries, Inc.                    Office of the chairman of the board









                    August 14, 1996

Mr. Michael Kramer
9 Ryder Court
Dix Hills, NY  11746

          Re:  Amendment of Employment Agreement

Dear Mr. Kramer:

          On August 14, 1996, the Board of Directors approved the amendment to your present Employment Agreement to provide that the Agreement be extended for a one year period ending July 31, 1997. Your present salary will be increased by $1,041.67 per month which restores 50% of the voluntary reduction effective for the period January 1, 1996 to July 31, 1996.

          Kindly indicate your agreement to the above by signing below.

                    Sincerely,

                    CUTCO INDUSTRIES, INC.

                    s/   Marvin W. Marcus
                    _____________________________
                    Marvin W. Marcus
                    Chairman
AGREED TO:


           s/ Michael Kramer
           ____________________________
           MICHAEL KRAMER

                               E-3